UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 17, 2019

Date of Report (Date of earliest event reported)

ESTERLINE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06357	13-2595091
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington		98004
(Address of principal executive offices)		(Zip Code)

(425) 453-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 17, 2019, Esterline Technologies Corporation (the “Company”) held a special meeting of the shareholders (the “Special Meeting”). At the Special Meeting, 24,694,217 shares of the Company’s common stock, representing approximately 83.7% of the outstanding shares of the Company’s common stock entitled to vote as of the record date for the Special Meeting, were represented in person or by proxy, which constituted a quorum. At the Special Meeting, the shareholders of the Company acted on the following proposals:

(a)

Proposal 1 – Adoption of the Agreement and Plan of Merger. The shareholders adopted the Agreement and Plan of Merger, dated as of October 9, 2018 and amended on October 10, 2018 (as it may be further amended from time to time, the “Merger Agreement”) by and among the Company, TransDigm Group Incorporated, and Thunderbird Merger Sub Inc. The shareholders voted as follows:

Votes Cast
For	Against	Abstain	Broker Non-Votes
24,504,348	11,191	178,678	0

(b)

Proposal 2 – Advisory Vote on the Compensation that will or may become payable to the Company’s named executive officers in connection with the transactions contemplated by the Merger Agreement. The shareholders voted against, on an advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the merger contemplated by the Merger Agreement. The shareholders voted as follows:

Votes Cast
For	Against	Abstain	Broker Non-Votes
10,719,366	13,660,191	314,660	0

(c)

Proposal 3 – Approval of one or more adjournments of the Special Meeting. The shareholders approved one or more adjournments to a later date, or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. Since the shareholders adopted the Merger Agreement, this proposal will not be acted upon. The shareholders voted as follows:

Votes Cast
For	Against	Abstain	Broker Non-Votes
23,051,851	1,449,709	192,657	0

Item 8.01.	Other Events.

The waiting period has expired for antitrust review of the proposed transaction by the US government under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. At this time, the proposed transaction is awaiting receipt of certain other required antitrust and regulatory approvals, including from the French Ministre de l’Economie required under the French Code monetaire et financier. The Company expects the transaction to close in the first half of calendar year 2019.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely manner or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved.

You should not place undue reliance on such statements. The Company’s actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward looking statements as a result of certain risks and uncertainties, including but not limited to: (1) the ability to (i) receive (if not waived) the required regulatory or other foreign investment approvals for the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transactions) and (ii) satisfy the other conditions to the consummation of the merger on a timely basis or at all; (2) the outcome of consultation with employees, their works councils or other employee representatives; (3) the potential that a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) unexpected or significant transaction costs and/or unknown liabilities; (5) negative effects of the announcement or the consummation of the transaction on the market price of the Company’s common stock, its business (including relationships with customers, suppliers or other business relationship), financial conditions, results of operations and financial performance; (6) risks associated with legal proceedings related to the merger and the outcome of any legal proceedings related to the merger; (7) adverse effects of general industry, economic, business, and/or competitive factors; (8) unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) the potential that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended September 28, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the proxy statement that was filed with the SEC in connection with the proposed merger on November 30, 2018. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION

Dated: January 18, 2019	By:	/s/ DONALD E. WALTHER
	Name:	Donald E. Walther
	Title:	Executive Vice President & General Counsel

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